UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 26, 2011

ICONIX BRAND GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-10593	11-2481903
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

1450 Broadway, New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code     (212) 730-0030

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (   see    General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Item 2.01	Completion of Acquisition or Disposition of Assets.

On April 26, 2011, Hardy Way LLC (“Hardy Way”), owner of the “Ed Hardy” brand and trademarks (“Brand”), acquired substantially all of the sublicensing rights to the Brand from its licensee, Nervous Tattoo, Inc. pursuant to an Asset Purchase Agreement (the “APA”) by and among Hardy Way, Nervous Tattoo, Inc., a California corporation (“NT”) and Audigier Brand Management Group, LLC, a California limited liability company (“ABMG,” and together with NT, the “Sellers”).  Immediately prior to the closing of the transactions contemplated by the APA, Iconix Brand Group, Inc. (the “Registrant” or “Iconix”) contributed $62 million to Hardy Way, thereby increasing Iconix’s ownership interests in Hardy Way from 50% to 85% of the outstanding membership interests.  Pursuant to the APA, Hardy Way purchased approximately 40 sublicenses and other agreements related to the design, manufacture and sales of products exploiting the Brand as well as the right to enter into additional sublicense agreements in most categories.  Hardy Way paid $55 million in cash for the assets described above.  In addition, the Sellers may be entitled to receive up to an additional $7 million in cash pursuant to an earn-out based on royalties received by Hardy Way through June 30, 2013.

Item 2.02	Results of Operations and Financial Condition.

On April 27, 2011, the Registrant issued a press release announcing its financial results for the fiscal quarter ended March 31, 2011. As noted in the press release, the Registrant has provided certain non−U.S. generally accepted accounting principles (“GAAP”) financial measures, the reasons it provided such measures and a reconciliation of the non−U.S. GAAP measures to U.S. GAAP measures. Readers should consider non−GAAP measures in addition to, and not as a substitute for, measures of financial performance prepared in accordance with U.S. GAAP. A copy of the Registrant’s press release is being furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Asset Purchase Agreement dated April 26, 2011 by and among Hardy Way LLC, Nervous Tattoo, Inc. and Audigier Brand Management Group, LLC.*
99.1	Press Release of Iconix Brand Group, Inc. dated April 27, 2011.

* The Registrant has omitted certain schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K and shall furnish supplementally to the Securities and Exchange Commission (the "SEC"), copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICONIX BRAND GROUP, INC. (Registrant)

By:	/s/ Warren Clamen
Name: Warren Clamen
Title: Executive Vice President and Chief Financial Officer

Date: April 29, 2011